SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - January 31, 2002

MELLON FINANCIAL CORPORATION
(Exact name of registrant as specified in charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania (Address of principal executive offices)	15258 (Zip code)

Registrant's telephone number, including area code - (412) 234-5000

ITEM 5.	OTHER EVENTS

On January 31, 2002, Mellon Financial Corporation completed the previously announced sale of Dreyfus Brokerage Services, the online trading business of Mellon Financial Corporation, to Brown & Company, the online brokerage unit of J.P. Morgan Chase & Co. Terms of the all-cash transaction were not disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION

Date: February 4, 2002	By:	/s/ Michael A. Bryson
Michael A. Bryson
Chief Financial Officer